Exhibit 10.8

Execution Version

MXENERGY INC.

AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AGREEMENT AND
AMENDMENT NO. 2 TO AMENDED AND RESTATED SECURITY AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AGREEMENT AND AMENDMENT NO. 2 TO AMENDED AND RESTATED SECURITY AGREEMENT (the “Amendment”) is dated as of August 1, 2006 and entered into by and between MxEnergy Inc., a Delaware corporation (“MXE”), and Sowood Commodity Partners Fund LP (the “Lender”). This Amendment amends (i) the Amended and Restated Loan Agreement (as amended, amended and restated, supplemented or otherwise modified, the “Loan Agreement”) dated as of November 14, 2003 by and between the parties hereto and (ii) the Amended and Restated Security Agreement (as amended, amended and restated, supplemented or otherwise modified, the “Security Agreement”) dated as of November 14, 2003 by and between the parties hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement or the Security Agreement, as applicable.

RECITALS

WHEREAS, pursuant to the Transfer Agreement dated July 1, 2004 by and between Lathi, LLC, certain other parties, and Sowood Commodity Partners Fund LP and the Consent to Transfer dated June 30, 2004 by and between Lathi, LLC and MXE, Lathi, LLC transferred all of its rights and obligations in respect of MXE to Sowood Commodity Partners Fund LP;

WHEREAS, the parties hereto entered into the Loan Agreement, which provides for a loan facility to MXE;

WHEREAS, the parties hereto entered into the Security Agreement which secures MXE’s obligations under the Loan Agreement; and

WHEREAS, MXE has requested and the Banks have agreed to make certain amendments to the Loan Agreement and the Security Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                       Amendments to Loan Agreement.

(a)                                  All references in all Credit Documents to “Lathi, LLC” are hereby amended to read “Sowood Commodity Partners Fund LP” and the term “Sowood” shall refer to Sowood Commodity Partners Fund LP.

(b)                                 The first paragraph of Section 1.2 of the Loan Agreement is amended to read as follows:

“Borrowing Requests. MXE may from time to time request a Loan under Section 1.1 by providing to Sowood a borrowing request in the form of Exhibit 1.2 (a “Borrowing Request”) not later than noon, five business days prior to the requested date for extension of such Loan (each such date a “Funding Date”) specifying (a) the amount of the requested loan, which shall be in an amount not less than $100,000 and (b) the requested Funding therefor, which shall be a business day.”

The remainder of Section 1.2 remains unchanged.

(c)                                  Section 5.2 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“Incurrence of Indebtedness. MXE shall not without the prior consent of Sowood create, incur, assume, or otherwise become or remain liable with respect to liabilities of any kind other than Permitted Indebtedness. “Permitted Indebtedness” shall mean (i) Dominion Indebtedness; (ii) indebtedness to Sowood hereunder and under the Note; (iii) indebtedness secured under purchase money security interests (including mortgages, conditional sales, capital leases and other title retention or deferred purchase devices) so long as (x) the lien is limited to the property whose acquisition was funded, or refinanced, through the incurrence of such indebtedness; (y) such indebtedness is limited in recourse to the applicable financed property or the amount of such indebtedness does not exceed the lesser of (a) the purchase price or construction cost of said property and (b) the fair market value of said property; and (z) the indebtedness was incurred within 60 days after the initial acquisition of the applicable property; (iv) liabilities incurred in the ordinary course of business secured by carriers, warehouses, mechanics and similar liens, so long as MXE is paying on a timely and current basis all amounts due secured by such liens (other than items which are the subject of a bona fide dispute and as to which appropriate reserves exist); (v) liabilities represented by judgments and awards, so long as the amount of same are fully insured and the insurer has acknowledged coverage; (vi)

trade payables for goods and services provided to MXE in the ordinary course of business, which are being paid currently; (vii) liabilities incurred under operating leases and contracts in the ordinary course of MXE’s business as to which no default giving rise to acceleration or a notice of acceleration has occurred; (viii) tax liabilities incurred and payable in the ordinary course of business, as to which all material reports, filings and returns have been timely made or filed (taking into account any extensions) and as to which all material taxes have been paid when due (other than taxes which are the subject of a bona fide dispute and for which appropriate reserves have been established); and (ix) indebtedness permitted under Section 6.02 of the First Amended and Restated Credit Agreement among MXE, MxEnergy Electric Inc., MxEnergy Holdings Inc. and certain subsidiaries thereof, the lenders from time to time party thereto and Société Générale, as administrative agent (the “SG Credit Agreement).”

(d)                                 Section 5.5 of the Loan Agreement is hereby amended by adding the words “and Distributions permitted under Section 6.06 of the SG Credit Agreement as of the date of the SG Credit Agreement (other than subsection (b) thereof” immediately after the words “other than Sowood” in the parenthetical in the first sentence thereof.

2.                                       Amendments to Security Agreement.

(a)                                  All references to “Lathi, LLC” are hereby amended to read “Sowood Commodity Partners Fund LP” .

(b)                                 Section 3.3 of the Security Agreement is hereby amended by deleting clause (d) thereof in its entirety and inserting the following clause (d) in lieu thereof:

“(d) Liens permitted under Section 6.01 of the SG Credit Agreement as of the date of the SG Credit Agreement”

3.                                       Consent to New Credit Agreement. The Lender hereby consents to the execution and delivery by MXE of the First Amended and Restated Credit Agreement dated as of August 1, 2006 among MXE, MxEnergy Electric Inc., MxEnergy Holdings Inc. and certain subsidiaries thereof, the lenders from time to time party thereto and Société Générale, as administrative agent and the incurrence by MXE of its obligations thereunder and under the documents executed in connection therewith.

4.                                       Effectiveness of Amendments. This Amendment shall become effective on the date on which MXE and the Lender have executed and delivered the same.

5.                                       Representations and Warranties; No Default or Event of Default. On the date of effectiveness of this Amendment, MXE shall be deemed to have certified to the Lender that, after giving effect to the amendments contained herein that become effective on such date (i) all of the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date thereof with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and (ii) no Default or Event of Default exists as of such date.

6.                                       Miscellaneous.

(a)                                  This Amendment modifies the Loan Agreement and the Security Agreement to the extent set forth herein, is hereby incorporated by reference into the Loan Agreement and Security Agreement and is made a part thereof. On and after the effective date, each reference in the Loan Agreement or the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement or Security Agreement, as applicable, and each reference in the other Credit Documents to the “Loan Agreement”, “Security Agreement,” “thereunder”, “thereof” or words of like import referring to the Loan Agreement or Security Agreement shall mean and be a reference to the Loan Agreement or Security Agreement as amended by this Amendment.

(b)                                 Except as specifically amended by this Amendment, the Loan Agreement, the Security Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under, the Loan Agreement, the Security Agreement or any of the other Credit Documents.

(d)                                 Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(e)                                  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

(f)                                    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MXENERGY INC.

By:	/s/ Carole R. Artman-Hodge
Name: Carole R. Artman-Hodge
Title: Executive Vice President and Chief
Operating Officer

SOWOOD COMMODITY PARTNERS LP

By:	Sowood Commodity Partners GP
LP, its General Partner

By:	Sowood GP LLC, its General
Partner

By:	/s/ Megan Kelleher
Name: Megan Kelleher
Title: Member